UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

________________

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10275 Science Center Drive, San Diego, California, 92121-1117
              (Address of Principal Executive Offices) (Zip Code)

(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 29, 2008, Elizabeth M. Greetham resigned from the Board of Directors (the “Board”) of Ligand Pharmaceuticals Incorporated (the “Company”), effective immediately.  Ms. Greetham’s resignation was not the result of any disagreement with the Company’s management.

Ms. Greetham served as the chairperson of the Audit Committee of the Board and as the Company’s audit committee financial expert.  Todd C. Davis, a current director and member of the Audit Committee, has been appointed as interim chairperson of the Audit Committee and designated the new audit committee financial expert.

(d) Based upon the recommendation of the Board’s Nominating and Corporate Governance Committee, the Board elected Stephen L. Sabba, M.D. as a director of the Company effective August 4, 2008 to fill the vacancy created by the resignation of Ms. Greetham.  Dr. Sabba has been a Research Analyst and Bio Fund Manager for Knott Partners Management, an investment fund company, since November 2006.

There are no arrangements or understandings between Dr. Sabba and any other person pursuant to which he was selected to serve on the Board.  There are no transactions in which the Company or any of its subsidiaries is a party and in which Dr. Sabba has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure.

In connection with the resignation of Ms. Greetham and the appointment of Dr. Sabba as a new director, the Company issued a press release on August 4, 2008.  A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Note: Information in this Current Report on Form 8-K furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Current Report on Form 8-K furnished pursuant to Item 7 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

	Exhibit No.	Description

	99.1	Press release of the Company dated August 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date:	August 4, 2008	By:	/s/ Charles S. Berkman
		Name:	Charles S. Berkman
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated August 4, 2008.